Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1993-3

KEY PERFORMANCE FACTORS
March, 1998

Scheduled Maturity                                      3/15/99


Coupon                                                  5.40%


Excess Protection Level
   3 Month Average  6.23%
     March, 1998  6.81%
     February, 1998  5.40%
     January, 1998  6.48%



Cash Yield                                              19.19%


Investor Charge Offs                                    4.99%


Base Rate                                               7.40%


Over 35 Day Delinquency                                 5.48%


Seller's Interest                                       28.03%


Total Payment Rate                                      11.11%


Total Principal Balance                                $5,419,033,392.25


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,519,033,392.2